I-Minerals Inc. Suite 1100 – West Hastings Street Vancouver, BC, V6E 3T5 Phone: 604.303.6573 Fax: 604.684.0642 Email: info@imineralsinc.com

I-Minerals Announces Shareholder Approval of the Disposition of I-Minerals USA

Vancouver, B.C. (March 2, 2023) -- I-Minerals Inc. (TSX.V: IMA; OTCQB: IMAHF) (“the Company”) is pleased to announce that the shareholders of the Company have approved the sale of all of the issued and outstanding commons shares of i-minerals USA to BV Lending (the “Transaction”) as well as all other motions put forward at the Annual General and Special Meeting (the “Meeting”) held on March 2, 2023.

At the Meeting, the Transaction, which was previously announced in a news release dated September 15, 2022 was approved by a special resolution of all shareholders under applicable corporate law, as well as by a simple majority of all shareholders, excluding BV Lending and its related parties, which were required to be excluded from the “majority of the minority” vote pursuant to the requirements of Multilateral Instrument 61-101.

The Company’s continuance following the Transaction from the Canada Business Corporations Act to the Business Corporations Act (British Columbia) was also authorized by special resolution. The re-election of John Theobald, Barry Girling, Gary Childress and Wayne Moorhouse as directors and the appointment of BDO Canada LLP as auditors and the Company’s 10% rolling Stock Option Plan were approved by ordinary resolution.

The votes cast for each matter was as follows:

Resolution	For Shares (%)	Withheld/Against Shares (%)
Disposition Transaction
Special resolution (two-thirds majority)	44,188,746 (97.37%)	1,195,590 (2.63%)
Majority of the minority vote (ordinary resolution) under MI 61-101	6,622,856 (84.71%)	1,195,590 (15.29%)
Number of Directors	45,308,486 (99.83%)	75,850 (0.17%)
Directors
John Theobald	45,224,933 (99.65%)	159,403 (0.35%)
Barry Girling	45,203,933 (99.60%)	180,403 (0.40%)
Gary Childress	45,261,933 (99.73%)	122,403 (0.27%)
Wayne Moorhouse	45,261,933 (99.73%)	122,403 (0.27%)
Appointment of BDO Canada LLP	51,299,164 (100.00%)	20 (0.00%)
Stock Option Plan	44,544,693 (98.15%)	839,643 (1.85%)
Continuance to British Columbia	44,273,063 (97.55%)	1,111,273 (2.45%)

Closing of the Transaction is subject to TSX Venture Exchange final approval.  The Company will issue a subsequent news release upon closing of the Transaction.

About the Company

The Company was incorporated under the laws of British Columbia, Canada in 1984. In 2004, the Company changed its corporate jurisdiction from a British Columbia company to a Canadian corporation.  In December 2011, the Company amended its articles to change its name from “i-minerals inc.” to “I-Minerals Inc.”

The Company is engaged in the exploration, evaluation and development of mineral assets including the aforementioned Helmer-Bovill Property.  Following the completion of the Transaction, the Company will not have any mineral properties due to the sale of i-minerals USA, which owns the Helmer-Bovill Property. Accordingly, the Company will need to identify and, if successful, acquire a new business, which it will be positioned to do with a balance sheet free of the existing indebtedness that it is currently unable to service. The Company’s principal executive office is located at Suite 1100, 1199 West Hastings Street, Vancouver, British Columbia, Canada and the Company’s telephone number is (877) 303-6573 or (208) 953-7372.  The Company’s operations office is located at 13403 N. Government Way, #102, Hayden, Idaho.I-Minerals Inc.

per: “John Theobald”

John Theobald,

President & CEO

Contact:	I-Minerals Inc.
Barry Girling
877-303-6573 or 604-303-6573
Email: info@imineralsinc.com Or visit our website at www.imineralsinc.com

NEITHER THE TSX VENTURE EXCHANGE NOR ITS REGULATION SERVICES PROVIDER (AS THAT TERM IS DEFINED IN THE POLICIES OF THE TSX VENTURE EXCHANGE) ACCEPTS RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS NEWS RELEASE.

This News Release includes certain forward-looking statements that are based on assumptions as of the date of this news release. These statements reflect management’s current estimates, beliefs, intentions, and expectations. They are not guarantees of future performance. The Company cautions that all forward-looking statements are inherently uncertain, and that actual performance may be affected by a number of material factors, many of which are beyond the Company’s control. Such factors include, among other things: ability to complete the Transaction (including obtaining all necessary shareholder and regulatory approvals), the need to comply with environmental and governmental regulations, changes in the worldwide price of mineral market conditions, risks inherent in mineral exploration, risk associated with development, construction and mining operations, the uncertainty of future profitability and uncertainty of access to additional capital. Accordingly, actual and further events, conditions and results may differ materially from the estimates, beliefs, intentions and expectations expressed or implied in the forward-looking information. Except as required under applicable securities legislation, the Company undertakes no obligation to publicly update or revise forward-looking information.

I-Minerals Inc. Suite 1100 – West Hastings Street Vancouver, BC, V6E 3T5 Phone: 604.303.6573 Fax: 604.684.0642 Email: info@imineralsinc.com

I-Minerals Announces Closing of Disposition of I-Minerals USA

Vancouver, B.C. (March 6, 2023) -- I-Minerals Inc. (TSX.V: IMA; OTCQB: IMAHF) (“the Company”) is pleased to announce that it closed the previously announced disposition (the “Disposition”) of all issued and outstanding shares of i-minerals USA, Inc., an Idaho company that owns the leases that comprise the Helmer-Bovill Property, to BV Lending, LLC an Idaho limited liability company, pursuant to the terms of a Stock Purchase Agreement dated September 14, 2022, as amended, among the Company, BV Lending, LLC and i-minerals USA, Inc.

As a result of the Disposition, the Company has no mineral properties and will need to identify and, if successful, acquire a new business, which it will be positioned to do with a balance sheet free of existing indebtedness. As such, subsequent to closing, the Company will be transferred to the NEX as the Company will no longer meet the TSXV continued listing standards until the Company acquires a new business.

I-Minerals Inc.

per: “John Theobald”

John Theobald,

President & CEO

Contact:	I-Minerals Inc.
Barry Girling
877-303-6573 or 604-303-6573
Email: info@imineralsinc.com Or visit our website at www.imineralsinc.com

NEITHER THE TSX VENTURE EXCHANGE NOR ITS REGULATION SERVICES PROVIDER (AS THAT TERM IS DEFINED IN THE POLICIES OF THE TSX VENTURE EXCHANGE) ACCEPTS RESPONSIBILITY FOR THE ADEQUACY OR ACCURACY OF THIS NEWS RELEASE.

This News Release includes certain forward-looking statements that are based on assumptions as of the date of this news release. These statements reflect management’s current estimates, beliefs, intentions, and expectations. They are not guarantees of future performance. The Company cautions that all forward-looking statements are inherently uncertain, and that actual performance may be affected by a number of material factors, many of which are beyond the Company’s control. Such factors include, among other things: ability to complete the Transaction (including obtaining all necessary shareholder and regulatory approvals), the need to comply with environmental and governmental regulations, changes in the worldwide price of mineral market conditions, risks inherent in mineral exploration, risk associated ,with development, construction and mining operations, the uncertainty of future profitability and uncertainty of access to additional capital. Accordingly, actual and further events, conditions and results may differ materially from the estimates, beliefs, intentions and expectations expressed or implied in the forward-looking information. Except as required under applicable securities legislation, the Company undertakes no obligation to publicly update or revise forward-looking information.